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                                                                    EXHIBIT 10.4

                        SUPPLEMENTAL SECURITY AGREEMENT
                                 (TRADEMARKS)

     THIS SUPPLEMENTAL SECURITY AGREEMENT (the "Supplemental Trademark
                                                ----------------------
Agreement") is made and dated this 29th day of October, 1999 by and between CPK
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Management Company, a California corporation (each, a "Debtor" and collectively,
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"Debtors"), and BANK OF AMERICA, N.A., a national banking association, as
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Administrative Agent (in such capacity, "Administrative Agent") for itself,
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Issuing Lender, Lenders and Indemnitees under (and as that term and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of October 29, 1999 among California Pizza Kitchen, Inc., a California corporation ("Borrower"), Lenders from time to time party thereto, Bank of
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America, N.A., as Administrative Agent, Swing Line Lender and Issuing Lender and
Bankers Trust Company, as Documentation Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the
"Agreement;" the terms defined therein being used herein as therein defined).
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                                   RECITALS

     A. Pursuant to that certain Security Agreement dated as of even date herewith between each Debtor and Administrative Agent (the "Security
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Agreement"), each Debtor has granted to Administrative Agent a perfected
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security interest in certain assets of each Debtor, including, without limitation, all patents, trademarks, service marks, trade names, copyrights, goodwill, licenses and other intellectual property owned by each Debtor or used in each Debtor's business.

     B. The parties hereto desire to supplement the Security Agreement as it relates to certain of such intellectual property consisting generally of trademarks and to create hereby a document appropriate for recordation in the Patent and Trademark Office of the United States (the "PTO").
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     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

     1. Confirmation of Grant of Security Interest. Each Debtor hereby confirms the grant of security interest, pledge, assignment and mortgage set forth in the Security Agreement and acknowledges that the Collateral described therein includes, without limitation, all of each Debtor's right, title and interest in the following (the "Trademark Collateral"):
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     (a) All trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names trade styles and other source, product and business identifiers pertaining to the products, services and business of each Debtor in the United States, whether now owned or hereafter acquired, including, without limitation, the trademarks specifically described on Schedule I attached hereto, as the same may be amended
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or replaced from time to time with the consent of Administrative Agent;

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     (b) All now existing and hereafter arising registrations and applications for registration relating to any of the foregoing, all renewals and extensions thereof in the United States in perpetuity, and all rights to make such applications and to renew and extend the same;

     (c) All now existing and hereafter arising rights and licenses to make, have made, use and/or sell any items disclosed and claimed by any of the foregoing;

     (d) All now existing and hereafter arising right (but not the obligation) to register claims under any state or federal trademark law or regulation;

     (e) All now existing and hereafter arising rights, claims and interests under licensing or other contracts pertaining to any of the foregoing to the extent such rights are assignable;

     (f) All now existing and hereafter arising documents, instruments and agreements which reveal the name and address of sources of supply, distribution methods and all terms of purchase, rental, license or use and delivery for all materials, products and components used in connection with any of the foregoing;

     (g) All now existing and hereafter arising specifications as to and quality control manuals used in connection with the operations conducted under the name of or in connection with the foregoing;

     (h) All now existing and hereafter arising goodwill associated with any of the foregoing;

     (i) All now existing and hereafter arising right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of each Debtor or Administrative Agent for past, present and future infringements of any of the foregoing;

     (j) All products and proceeds of any of the foregoing.

     2. Additional Representation and Warranty and Covenant. In addition to all representations and warranties, covenants and agreements set forth in the Security Agreement, each Debtor hereby:

     (a) Represents and warrants that Schedule I attached hereto sets forth an
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accurate and complete list of all trademarks owned by each Debtor which are registered with the PTO as of the date hereof; and

     (b) Agrees to promptly notify Administrative Agent in writing of any additional trademarks registered with the PTO of which each Debtor becomes the owner and to amend Schedule I accordingly.
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     3.  No Present Assignment.  Neither the Security Agreement, this
Supplemental Trademark Agreement nor any other document, instrument or agreement creates or is intended to create a present assignment of the Trademark Collateral. Subject to the rights of Administrative Agent under the Security Agreement and this Supplemental Trademark Agreement, it is the intention of the parties hereto that each Debtor continue to own the Trademark Collateral and

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that upon the indefeasible payment and performance in full of each Debtor
Obligations, the rights of Administrative Agent under the Security Agreement and this Supplemental Trademark Agreement in and to the Trademark Collateral shall be released and terminated.

     4. Relationship to Security Agreement. The Trademark Collateral shall constitute Collateral for all purposes of the Security Agreement and the other Loan Documents and after the occurrence and during the continuance of an Event of Default Administrative Agent shall have all rights, powers and remedies with respect to the Trademark Collateral to the same extent as they have with respect to other Collateral. Reference is hereby made to the Security Agreement, the terms and conditions of which are incorporated herein by this reference.

     EXECUTED as of the day and year first above written.


                              CPK MANAGEMENT COMPANY


                              By     /s/ H.G. Carrington, Jr.
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                                     H. G. Carrington, Jr.
                                    Chief Financial Officer
                                         and Secretary


                              BANK OF AMERICA, N.A.,
                              as Administrative Agent

                              By:      /s/ Patrick W. Zetzman
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                                       Patrick W. Zetzman
                                         Vice President

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